Exhibit 10.9

FIRST AMENDMENT TO ASPHALT TERMINALLING, TRANSPORTATION AND STORAGE SERVICES AGREEMENT
This FIRST AMENDMENT TO ASPHALT TERMINALLING, TRANSPORTATION AND STORAGE SERVICES AGREEMENT (this “Amendment”) is dated as of September 28, 2018, but effective August 6, 2018, by and between Western Refining Company, L.P. (“Customer”), and Asphalt Terminals LLC (“Provider”). Customer and Provider may each be referred to herein as a “Party” and collectively as the “Parties”.
RECITALS
WHEREAS, on August 6, 2018, the Parties entered into that certain Asphalt Terminalling, Transportation and Storage Services Agreement pursuant to which the Parties agreed that Provider would operate the Terminals pursuant to the terms set forth therein (the “Original Agreement”); and
WHEREAS, the Parties desire to amend the Original Agreement pursuant to the terms and conditions contained herein.
NOW, THEREFORE, in consideration of the covenants and obligations contained herein, the Parties to this Amendment hereby agree as follows:

1.
Amendments to the Original Agreement. Schedule 4.1 (Minimum Asphalt Commitments), Schedule 4.2 (Dedicated Tanks), and Schedule 22.2 (Stipulated Commitment) are amended and restated in their entirety as set forth in revised Schedule 4.1, Schedule 4.2, and Schedule 22.2 attached hereto, respectively.

2.	Miscellaneous.
(a)    Other than as set forth above, the Original Agreement shall remain in full force and effect as written.

(b)    Except as otherwise provided herein, all costs and expenses (including legal and financial advisory fees and expenses) incurred in connection with, or in anticipation of, this Amendment and the transactions contemplated hereby shall be paid by the Party incurring such expenses.

(c)    This Amendment and the legal relations between the Parties shall be governed by and construed in accordance with Section 29.3 of the Original Agreement.

(d)    This Amendment constitutes the entire agreement between the Parties pertaining to the subject matter hereof, and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof.

(e)    This Amendment may be executed in counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement. Either Party’s delivery of an executed counterpart signature page by facsimile (or electronic .pdf format transmission) is as effective as executing and delivering this Amendment in the presence of the other Party. No Party shall be bound until such time as all of the Parties have executed counterparts of this Amendment.

(f)    This Amendment is solely for the benefit of the Parties and should not be deemed to confer upon third parties any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to this Amendment.

(g)    The invalidity or unenforceability of any term or provision of this Amendment in any situation or jurisdiction shall not affect the validity or enforceability of the other terms or provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction and the remaining terms and provisions shall remain in full force and effect, unless doing so would result in an interpretation of this Amendment that is manifestly unjust.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the date first above written.

CUSTOMER:

Western Refining Company, L.P., by
Western Refining GP, LLC, its general partner

By: /s/ Gregory J. Goff
Name: Gregory J. Goff
Title: President and Chief Executive Officer

PROVIDER:

Asphalt Terminals LLC

By: /s/ Steven M. Sterin
Name: Steven M. Sterin
Title: President and Chief Financial Officer

Signature Page
First Amendment to Asphalt Terminalling Transportation and Storage Services Agreement

SCHEDULE 4.1
MINIMUM ASPHALT COMMITMENTS
A.     Minimum Asphalt Storage Commitment

Terminal	Asphalt Minimum Storage Commitment (Barrels)
Bakersfield, CA	123,556
Mojave, CA	240,000
Elk Grove, CA	322,433
Phoenix, AZ	172,050

B.    Minimum Asphalt Throughput Commitment

Description	Minimum Asphalt Throughput Commitment (tons/Month)
Bakersfield, CA	2,833
Mojave, CA	3,542
Elk Grove, CA	4,250
Phoenix, AZ	12,396

Schedule 4.1

SCHEDULE 4.2
DEDICATED TANKS

A. Bakersfield Terminal

Tank Number	Tank Capacity
PMA-1	800
PMA-2	800
PMA-3	800
PMA-4	1,900
T-1	500
T-10	400
T-11	520
T-1101	1,285
T-1102	1,285
T-12	520
T-14	300
T-15	215
T-16	260
T-17	85
T-18	85
T-19	85
T-2	240
T-20	85
T-21	120
T-22	120
T-23	90
T-24	650
T-25	112
T-25001	24,170
T-3	4,200
T-4	550
T-5	520
T-5901	5,963
T-5902	5,963
T-5903	5,963
T-6	520
T-60001	61,250
T-601RS	600
T-602RS	600
T-603RS	600
T-7	520
T-8	520
T-9	360
Total	184,806

Schedule 4.2

B. Elk Grove Terminal

Tank Number	Tank Capacity
142	155 (OOS)*
180	143
201	200
1000	45
1101	1,200
1401	1,300
1402	1,300
2000	143
100001	100,000
100002	100,000
10001	10,000
10002	10,000
10003	10,000
1B	94 (OOS)
3001	3,000
3002	3,000
50001	50,000
5001	5,000
5002	5,000
5003	5,000
5004	5,000
5005	5,000
501	500
502	500
503	500
504	500
505	500
506	500
507	500
508	500
509	500
5W	149
761	750
762	750
763	750
PMA Mix Tank	60
QTS1	143
Total	322,433

Schedule 4.2

C. Phoenix Terminal

Tank Number	Tank Capacity
25	786
26	944
27	266
28	266
29	604
30	604
49	403
50	242
60	242
70	242
80	242
1	1,678
100	419
10001	9,865
10002	9,865
101	486
102	336
1501	786
1502	786
1503	786
1504	786
1505	786
1506	786
1507	786
1515	786
18	507
19	507
20	1,449
200	419
201	486
202	288
21	1,449
22	1,678
23	1,933
31	5,480
32	5,480
33	1,212
34	1,212
4	486
420	700

Schedule 4.2

440	786
460	786
480	786
5	1,118
50001	50,793
50002	50,793
8	272
9	541
A	1,699
E	484
E-2	725
E-3	725
E-5	725
E6	725
G	484
H	484
J	486
K	486
L	483
M	483
PMA mix	1,118
PPA	179 (OOS)
Total	172,050

D. Mojave Terminal

Tank Number	Tank Capacity
T-2	60,000
T-4	60,000
T-6	60,000
T-8	60,000
Total	240,000

*OOS (Out of Service). For the avoidance of doubt, fees will be assessed only upon in-service dedicated tanks.

Schedule 4.2

SCHEDULE 22.2
STIPULATED COMMITMENTS
A.    Stipulated Asphalt Storage Commitment

Terminal	Asphalt Tankage Reserved Capacity (Barrels)
Bakersfield, CA	123,556
Mojave, CA	240,000
Elk Grove, CA	322,433
Phoenix, AZ	172,050

B.    Stipulated Asphalt Throughput Commitment

Terminal	Stipulated Asphalt Throughput (tons/Month)
Bakersfield, CA	2,833
Mojave, CA	3,542
Elk Grove, CA	4,250
Phoenix, AZ	12,396

Schedule 22.2